SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No. __)

Filed by the Registrant  [ X ]

Filed by party other than the registrant [  ]

Check the appropriate box:

[ X ] Preliminary Proxy Statement                             [  ] Confidential, for use of the Commission only

                                                                                   (as permitted by Rule 14a-6(e)(2)).

[    ] Definitive Proxy Statement

[   ] Definitive additional materials.

[   ] Soliciting material under Rule 14a-12.

WENTWORTH ENERGY, INC.

(Name of Registrant as Specified in Charter)

Payment of Filing Fee (Check the appropriate box):

[ X ] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

          (1) Title of each class of securities to which transaction applies: _____________________________

          (2) Aggregate number of securities to which transaction applies: _____________________________

          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): ________________________________

          (4) Proposed maximum aggregate value of transaction: ____________________________________

          (5) Total fee paid: ___________________________________

[ ] Fee paid previously with preliminary materials ______________________

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1) Amount Previously Paid: __________________________

          (2) Form, Schedule or Registration Statement No.: ____________________________

          (3) Filing Party: ____________________________

          (4) Date Filed: __________________________

WENTWORTH ENERGY, INC.

115 West 7th Street, Suite 1415

Fort Worth, Texas, 76102

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 18, 2006 AT 11300 WEST OLYMPIC BOULEVARD,

SUITE 800, LOS ANGELES, CALIFORNIA 90064

     NOTICE IS HEREBY GIVEN that a Special Meeting of the Shareholders of Wentworth Energy, Inc., an Oklahoma corporation (the "Company"), will be held on September 18, 2006 at 10:00 a.m., at 11300 West Olympic Boulevard, Suite 800, Los Angeles, California 90064  (the "Special Meeting") for the purpose of considering and voting upon the following matters:

1.        1.    Authorization of increase of share capital to 302,000,000 shares.

2.        2.    Any other matters.

    The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors is not aware of any other business to be transacted at the Special Meeting.

     The Board of Directors has fixed the close of business on July 31, 2006 as the record date for the determination of shareholders entitled to notice of and to vote at the Special Meeting. Only shareholders of record at the close of business on July 31, 2006 shall be entitled to vote at the Special Meeting or at any adjournments thereof.

     All shareholders are invited to attend the Special Meeting in person. However, to assure your representation at the Special Meeting, you are urged to sign and return the enclosed proxy as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder attending the Special Meeting may vote in person even if he or she has returned a proxy.

                                                                              By Order of the Board of Directors

                                                                              /s/ John Punzo

                                                                              John Punzo

                                                                              President and Chief Executive Officer

Fort Worth, Texas

August __, 2006

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO PROMPTLY COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

WENTWORTH ENERGY, INC.

115 West 7th Street, Suite 1415

Fort Worth, Texas, 76102

PROXY STATEMENT

FOR SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON SEPTEMBER 18, 2006

GENERAL

The enclosed Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of WENTWORTH ENERGY, INC. (the "Company") of proxies for use at the Special Meeting of Shareholders to be held on September 18, 2006 at 10:00 a.m. local time, and at any adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting of Shareholders.

The Special Meeting will be held at 11300 West Olympic Boulevard, Suite 800, Los Angeles, California 90064. The Company's telephone number is (877) 329-8388.

The Notice of Meeting, this Proxy Statement, and the enclosed Proxy are first being sent or given to shareholders entitled to vote at the Special Meeting on or about July 31, 2006. The Company will, upon written request of any shareholder, furnish a copy of the Annual Report on Form 10-KSB for the year ended December 31, 2005, as filed with the Securities and Exchange Commission. Please contact the Company at 115 West 7th Street, Suite 1415, Fort Worth, Texas, 76102, Attention: Secretary.

RECORD DATE

Shareholders of record at the close of business on July 31, 2006 (the "Record Date") are entitled to notice of and to vote at the Special Meeting. As of the Record Date, 22,572,757 shares of the Company's Common Stock, $0.001 par value (the "Common Stock"), were issued and outstanding. For information regarding security ownership by management and by the beneficial owners of more than 5% of the Company's Common Stock, see "Beneficial Security Ownership of Management and Certain Beneficial Owners."

REVOCABILITY OF PROXIES

A shareholder may revoke any proxy at any time before its exercise by delivery of a written revocation to the President of the Company or a duly executed proxy bearing a later date. Attendance at the Special Meeting will not itself be deemed to revoke a proxy unless the shareholder gives affirmative notice at the Meeting that the shareholder intends to revoke the proxy and vote in person.

VOTING AND SOLICITATION

All proxies will be voted in accordance with the instructions of the shareholder. If no choice is specified, the shares will be voted FOR approval of the increase in authorized shares as listed in this proxy statement. Each shareholder is entitled to one vote for each share of Common Stock held by him or her on all matters presented at the Special Meeting. There are no shares of Preferred Stock outstanding.

The cost of soliciting proxies will be borne by the Company. In addition, the Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's Directors, officers and regular employees, without additional compensation, personally or by telephone, telegram, letter or facsimile.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

At the Special Meeting, the presence, in person or by proxy, of shareholders owning one-third (1/3) of the shares of Common Stock issued and outstanding on the Record Date shall constitute a quorum for the transaction of business at the Special Meeting. Shares of Common Stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for shareholder approval) will be counted for purposes of determining whether a quorum exists at the Special Meeting.

If a quorum is present, the affirmative vote of the holders of a majority of the votes cast by the shareholders entitled to vote at the Special Meeting is required to approve any proposal submitted at the Special Meeting, including the election of Directors. Although the Company will include abstentions and broker non-votes as present or represented for purposes of establishing a quorum for the transaction of business, the Company intends to exclude abstentions and broker non-votes from the tabulation of voting results on the Proposal or on any other issues requiring approval of a majority of the votes cast.

BENEFICIAL SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The following table sets forth the beneficial ownership of Common Stock of the Company as of the Record Date for the following: (i) each person or entity who is known to the Company to beneficially own more than 5% of the outstanding shares of the Company's Common Stock; (ii) each of the Company's Directors (and nominees for election as Directors); (iii) the Company's Chief Executive Officer and each of the officers ("Named Officers") named in the Summary Compensation Table herein; and (iv) all Directors and executive officers of the Company as a group.

The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission ("SEC"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or dispositive power and also any shares that the individual has the right to acquire within sixty days of the Record Date through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and dispositive power (or shares such power) with respect to the shares shown as beneficially owned.

Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership	Percent of Class
5% Beneficial Owners
Margaret Archibald Suite 2103, 2088 Madison Avenue, Burnaby, BC, Canada	Common stock	1,221,000 [1]	5.3%
Coach Capital LLC EPS-D (2016), P.O. Box 02-5548, Miami, FL	Common stock	1,167,048	5.2%
Kelburn Corporation Suite 13, First Floor, Oliaji Trade Centre Francis Rachel Street, Victoria, Seychelles	Common stock	1,215,000	5.4%
Roboco Energy, Inc. [2] 5110 Anderson County Road 2206, Palestine, TX	Common Stock	1,500,000	6.6%
Directors
Roger D. Williams 34956 Vintage Place, Roundhill, VA	Common Stock	62,500 [3]	0.3%
Neil Lande 5814 Tanglewood Park, Houston, TX	Common Stock	50,000 [4]	0.2%
Named Executive Officers
John Punzo 16149 Morgan Creek Crescent, South Surrey, BC, Canada	Common stock	2,957,500 [5]	11.9%
Gordon C. McDougall 15577 Columbia Avenue, White Rock, BC, Canada	Common stock	2,258,000[6]	9.4%
Francis K. Ling 6924 Stewart Road, Delta, BC, Canada	Common stock	407,500 [7]	1.8%
Daniel M. Leonard 115 West 7th Street, Suite 1400, Fort Worth, TX	Common stock	413,620 [8]	1.8%
Michael S. Studdard 5110 Anderson County Road 2206, Palestine, TX	Common Stock	695,834 [9]	3.1%
George D. Barnes 1006 Anderson County Road 2212, Palestine, TX	Common Stock	1,320,834 [10]	5.8%
Tom J. Temples 415 Hollenbeck Road, Irmo, SC	Common Stock	695,834 [11]	3.1%
All directors and executive officers as a group	Common stock	8,861,622	32.0%

Footnotes

1

Represents 596,000 shares of common stock owned of record by Biarritz Productions Inc., a private company controlled by Ms. Archibald, and 625,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Ms. Archibald.

2

A private company controlled as to 1/3 by Mr. Michael S. Studdard, 1/3 by Mr. George D. Barnes and 1/3 by Mr. Tom J. Temples.

3

Represents 62,500 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Williams.

4

Represents 50,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Lande.

5

Represents 152,500 shares of common stock owned of record by Mr. Punzo, 625,000 shares of common stock owned of record by Paradigm Process Inc., a private company controlled by Mr. Punzo, and 2,180,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Punzo.

6

Represents 133,000 shares of common stock owned of record by Mr. McDougall, 605,000 shares of common stock owned of record by USGL Holdings Inc., a private company controlled by Mr. McDougall, and 1,520,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. McDougall.

7

Represents 7,500 shares of common stock owned of record by Mr. Ling and 400,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Ling.

8

Represents 3,000 shares of common stock owned of record by Mr. Leonard, 51,620 shares of common stock owned of record by Sandhill Operating Company, a private company controlled by Mr. Leonard, and 359,000 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Leonard.

9

Represents 500,000 shares of common stock owned by Roboco Energy, Inc. of which Mr. Studdard owns 1/3 of the issued and outstanding shares and 195,834 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Studdard.

10

Represents 625,000 shares of common stock owned of record by Mr. Barnes, 500,000 shares of common stock owned by Roboco Energy, Inc. of which Mr. Barnes owns 1/3 of the issued and outstanding shares, and 195,834 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Barnes.

11

Represents 500,000 shares of common stock owned by Roboco Energy, Inc. of which Mr. Temples owns 1/3 of the issued and outstanding shares and 195,834 shares of common stock issuable upon exercise of options exercisable within 60 days held by Mr. Temples.

PROPOSAL NO. 1

APPROVAL OF THE AMENDMENT INCREASING THE TOTAL NUMBER OF AUTHORIZED SHARES OF THE COMMON STOCK OF THE COMPANY TO 302,000,000

The Company's total number of authorized shares as of the date of this statement is 100,000,000, of which 2,000,000 are designated as preferred stock and 98,000,000 are designated as Common Stock. If all shares of Common Stock which have been reserved for issuance for various acquisitions and financing arrangements are issued, the Company will have a total of slightly less than 98,000,000 shares of Common Stock issued and outstanding. This may prevent the Company from pursuing further acquisition and financing arrangements. The Board of Directors, therefore, proposes an increase to the number of authorized shares of common stock from 98,000,000 to 300,000,000, and the increase of all authorized shares from 100,000,000 to 302,000,000.

PURPOSE AND EFFECT OF THE PROPOSED AMENDMENT

The Board of Directors believes that it is in the Company's best interest to increase the number of authorized shares of Common Stock in order to provide the Company with adequate flexibility in the future. On July 24, 2006, the Company entered into several agreements with investors in a private placement transaction (the "Investors") providing for, among other things, the issuance of $32,350,000 in secured Senior Secured Notes and warrants. The agreements include, without limitation, a Securities Purchase Agreement, Senior Secured Convertible Notes, Warrants to Purchase Common Stock (the "Warrants"), a Registration Rights Agreement, and a Security Agreement, each dated July 24, 2006.   Pursuant to the terms of those agreements, the Company has agreed to reserve shares of its common stock for issuance to the Investors upon conversion of the amount due on the Notes and upon the exercise of the Warrants, which have exercise prices which may be adjusted in the future thereby increasing the total number of shares of common stock issuable upon their exercise.  Additionally, the Company agreed to issue shares to several agents who aided in the completion of the above-referenced financing.  In order to reserve the proper number of shares for issuance, the Company became contractually obligated to use its best efforts to obtain shareholder approval to increase the total number of authorized shares of Common Stock.  Pursuant to the terms of the Securities Purchase Agreement, in the event that the Company is unable to receive shareholder approval for such an increase in the number of authorized shares of common stock, the Company must hold an additional shareholder meeting every 12 months until approval is granted.

Furthermore, the Company is contemplating the advisability of acquiring other companies or rights to properties or strategic alliances with third parties (each a "Strategic Transaction"). In connection with these contemplated acquisitions, the Company may wish to use shares of Common Stock to raise sufficient funding for, or as all or part of the consideration required to effect any Strategic Transaction. The Board believes that the proposed increase in its number of authorized shares of Common Stock desirable to maintain the Company's flexibility in its ability to raise additional capital and in choosing the form of consideration to be used to fund a potential Strategic Transaction. The Board of Directors will make the determination for future issuance of authorized shares of Common Stock, and such determinations will not require further action by the shareholders, unless required by law, regulation or stock market rule. While the Company, from time to time, considers potential Strategic Transactions that may require the issuance of shares of Common Stock and has had preliminary discussions with third parties regarding potential Strategic Transactions, as of the date of this Proxy Statement, the Company has not entered into any agreements or arrangements that will or could result in any such Strategic Transaction. There can be no assurance that any such preliminary discussions will result in any Strategic Transaction.

The Board also believes that the advisability of additional shares of Common Stock will provide the Company with the flexibility to issue shares for a variety of other purposes that the Board of Directors may deem advisable without further action by the Company's shareholders, unless required by law, regulation or stock market rule. These purposes could include, among other things, the sale of stock to obtain additional capital funds, the use of additional shares for various equity compensation and other employee benefit plans, and other bona fide corporate purposes. In some situations the issuance of additional shares could have a dilutive effect on earnings per share and, for a person who does not purchase additional shares to maintain his or her pro rata interest, on a shareholder's percentage voting power in the Company.

In addition, depending upon the nature and terms thereof, such issuances could enable the Board to render more difficult or discourage an attempt to obtain a controlling interest in the Company or the removal of the incumbent Board and may discourage unsolicited takeover attempts which might be desirable to shareholders. For example, the issuance of shares of Common Stock in a public or private sale, merger or similar transaction would increase the number of the Company's outstanding shares, thereby diluting the interest of a party seeking to take over the Company.

If this proposal is approved by the shareholders at the Special Meeting, upon filing of the Amendment with the Secretary of State of the State of Oklahoma, the Company will have 302,000,000 authorized shares of stock of which 300,000,000 authorized shares will be Common Stock and 2,000,000 authorized shares will be Preferred Stock.

Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company. This means that current shareholders do not have a prior right to purchase any new issue of Common Stock of the Company in order to maintain their proportionate ownership interest.  Accordingly, the issuance of additional shares of Common Stock might dilute, under certain circumstances, the ownership and voting rights of shareholders.

The Board of Directors is not proposing this Amendment in response to any effort to accumulate the Company's stock or to obtain control of the Company by means of a merger, tender offer or solicitation in opposition to management. In addition, the Amendment is not part of any plan by management to recommend a series of similar amendments to the Board of Directors and the shareholders. Finally, the Board does not currently contemplate recommending the adoption of any other amendments to the Articles of Incorporation that could be construed to affect the ability of third parties to take over or change control of the Company.

THE BOARD OF DIRECTORS BELIEVES THAT THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION IS IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE FOR THIS PROPOSAL.

SHAREHOLDER PROPOSALS

Shareholder proposals intended to be eligible for inclusion in the Company's Proxy Statement and proxy card relating to the Special Meeting of shareholders of the Company must be submitted to the Company in accordance with Rule 14a-8 under the Securities and Exchange Act of 1934 not later than the close of business on July 31, 2006, together with written notice of the shareholder's intention to present a proposal for action at the Special Meeting of shareholders. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the shareholder, the number of voting securities held by the shareholder of record, a statement that the shareholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, and a statement in support of the proposal.

A shareholder proposal is a shareholder's recommendation or requirement that the Company and/or its Board of Directors take action, which the shareholder intends to present at the Special Meeting of the Company's shareholders. The proposal should state as clearly as possible the course of action that the shareholder believes the Company should follow and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

ADDITIONAL INFORMATION

We are subject to the informational requirements of the Securities Exchange Act of 1934 and, in accordance with the Securities Exchange Act of 1934, file reports, proxy statements and other information, including annual reports on Form 10-KSB and quarterly reports on Form 10-QSB, with the Securities and Exchange Commission.  Reports and other information that we file can be inspected and copied at the public reference facilities maintained at the Securities and Exchange Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549.  Copies  of these materials can be obtained upon written request addressed to the Securities and Exchange  Commission, Public Reference Section, 450 Fifth Street, N.W., Washington, D.C. 20549, at  prescribed rates.  The public may obtain information on the operation of the Public Reference Section by calling the Securities and Exchange Commission at 1-800-SEC-0330.  The Securities and Exchange Commission also maintains a web site on the Internet where reports, proxy and information statements and other information regarding issuers that file electronically with the Securities and Exchange Commission through the Electronic Data Gathering, Analysis and Retrieval System may be obtained free of charge.  The address of the site is http://www.sec.gov.

OTHER MATTERS

The Board of Directors knows of no other matters to be submitted to the Special Meeting. If any other matters properly come before the Special Meeting, it is the intention of the person(s) named in the enclosed Proxy card to vote shares they represent as the Company may recommend or in accordance with their best judgment, pursuant to the discretionary authority granted by the Proxy.

It is important that your shares be represented at the Special Meeting, regardless of the number of shares that you hold. You are, therefore, urged to execute and return, at your earliest convenience, the accompanying proxy card in the envelope that has been enclosed.

                                                               By Order of the Board of Directors

                                                               /s/ John Punzo

                                                               John Punzo

                                                               President and Chief Executive Officer

Fort Worth, Texas

July __, 2006

PROXY

WENTWORTH ENERGY, INC.

115 West 7th Street, Suite 1415

Fort Worth, Texas, 76102

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of WENTWORTH ENERGY, INC., an Oklahoma corporation (the "Company"), hereby acknowledges receipt of the Notice of Special Meeting of Shareholders and Proxy Statement, each dated August __, 2006, and revoking all prior proxies, hereby appoints John Punzo, as proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned to represent the undersigned at the 2006 Special Meeting of Shareholders of WENTWORTH ENERGY, INC., to be held on September 18, 2006 at 10:00 a.m., at 11300 West Olympic Boulevard, Suite 800, Los Angeles, California 90064, and at any adjournment or adjournments thereof, and to vote and act upon the following matters proposed by the Company in respect of all shares of stock of the Company which the undersigned may be entitled to vote or act upon with all the powers the undersigned would possess if personally present.

A majority of such attorneys or substitutes as shall be present and shall act at said Special Meeting or any adjournment or adjournments thereof (or if only one shall represent and act, then that one) shall have and may exercise all of the powers of said attorneys-in-fact hereunder.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED FOR APPROVAL OF THE AMENDMENT  TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED STOCK AND AS SAID PROXY DEEMS ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

[x] Please mark your votes as in this example.

1. For the amendment of the Articles of Incorporation to increase the authorized capital stock of the corporation to 302,000,000 capital shares, of which 300,000,000 will be designated as common stock and 2,000,000 will be preferred stock.

     [ ] For                                 [ ] Against                                  [ ] Withhold

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO OTHER INDICATION IS MADE, THE PROXIES SHALL VOTE FOR APPROVAL OF THE AMENDMENT TO INCREASE THE NUMBER OF SHARES OF AUTHORIZED STOCK.

WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, YOU ARE URGED TO COMPLETE, DATE AND SIGN THIS PROXY AND RETURN IT IN THE ACCOMPANYING ENVELOPE.

A VOTE "FOR" THIS PROPOSAL IS RECOMMENDED BY THE BOARD OF DIRECTORS.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENT THEREOF.

MARK HERE FOR ADDRESS CHANGE AND NOTE CHANGE BELOW [ ]

MARK HERE IF YOU PLAN TO ATTEND THE MEETING [ ]

Please sign exactly as your name appears hereon. When shares are held by joint tenants, both owners should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer, giving full title. If a partnership, please sign in partnership name by authorized person, giving full title.

PRINT NAME(S) EXACTLY AS SHOWN ON STOCK CERTIFICATE:____________________________

SIGNATURE:_____________________________________ DATE:_________________________

SIGNATURE:_____________________________________ DATE:__________________________